EXHIBIT 10
PURCHASE ORDER
Electrosource International


The following number must appear on al related
Correspondence, shipping papers, and invoices:         Order
Serial Number:  ES1002

     Electrosource, Inc.                     P.O. DATE
     2809 Interstate 35 South                    17/06/99
     San Marcos                              OUR REF.
     Texas                                       CW/ch
     UNITED STATES OF AMERICA           TELEPHONE NO.    FAX NO.
                                        001 512 7536500    001
512 7536578

ITEM NO.  QTY.      DESCRIPTION                UNIT PRICE      TOTAL

               Please Supply & Deliver.
     1    8000 Maintenance free battery 12H85  USD$ 210.00  USD$1,680,000
               Prices Quoted Ex-Works USA in
               United States Dollars.
               Shipping Schedule:
               1 months A.R.O. 200 units
               3 months A.R.O. 800 units
               4 months A.R.O. 750 units
               5 months A.R.O. 750 units
               6 months A.R.O. 750 units
               7 months A.R.O. 1750 units
               8 months A.R.O. 1000 units
               9 months A.R.O. 2000 units
               Terms:
               1)   Payment to be within 30 days of
               Shipment.
                                        TOTAL PRICE         USD$1,680,000
                             Electrosource International Limited
                                   Electron 5, The Bilton Centre
                                   Business Park 5, Leatherhead,
                                                Surrey KT22 7 NF
                                                  United Kingdon
Authorised by:   /s/   Roger G. Musson